Exhibit 10.2

INSI
INSTITUT NATIONAL DES SCIENCES APPLIQUEES
ROUEN

Saint  Etienne   du  Rouvray,   Ie 28 Octobre   2014

Direction de la Recherche   et de la Valorisation
Affaire suivie par Mme JOUETTE/Mme VANDER EECKEN
Tel: 02 32 95 66 62
Karine.jouette@insa-rouen.fr

Objet: Cession  de brevets

Monsieur,

L'INSTITUT  NATIONAL  DES SCIENCES   APPLIQUEES  DE ROUEN(INSA) de 685 avenue de l'Universite, BP08, 76801, Saint-Etienne-du-Rouvray, Cedex, France, cede et transfere a PROTOKINETIX, INC domiciliee a 2225 Folkestone Way, V7S 2Y6 West Vancouver, CB, CANADA, qui I'accepte, la propriete pleine et entiere des brevets inscrits dans  le contrat  intitule  «ASSIGNMENTOF  PATE NTS  AND  PATENT  APPLICATION ICESSION  DE DEMANDE DE BREVETS ET BREVETS»  signe en date du   /    /2014.
Ce present courrier de cession est fait sans reserve d'aucune sorte.

Cette  presente cession de brevet est consentie moyennant Ie paiement par PROTOKINETIX, INC a L'INSA DE ROUEN d'une somme de 25 000 € (vingt-cinq mille euros).
NATlONAL INSTITUTE OF APPLIED SCIENCES OF  ROUEN (INSA) of  685  avenue de l'Universite, BP08,   76801,   Saint-Etienne-du-Rouvray, Cedex,   France,   assigns   and  transfers   to PROTOKINETIX,INC  based  in 2225 Folkestone Way,  V7S  2Y6,  West  Vancouver,    BC,  Canada, who accepts full   and   complete ownership of  the patents listed in  the  contract entitled "ASSIGNMENT OF  PATENTS  AND  PATENT  APPLICATlON  /  TRANSFER OF  PATENTS   AND  PATENT  APPLICATION" signed  on    /    /2014.

The present  letter  assignment  is made  without  reservation  of any  kind.

The present  patent assignmentis granted   upon  payment by PROTOK/NET/X,/NC  to /NSA   of a
sum of €  25,000  (twenty-five thousand  euros).

La somme indiquee ci-dessus sera versee par virement au par cheque a I'INSA a I'ordre de :
The amount  indicated  above will be paid by bank transfer  or by check payable  to INSA:

Monsieur l'Agent Comptable  de I'INSA  de Rauen BP 08 - 685 Avenue de l'Universite
76801 SAINT ETIENNE DU ROUVRAY Cedex
Domiciliation : Trasor Public de Rauen
Code Banque:  10071 ; Code Guichet:  76000 ; N° de compte:  00001000151 ; Cle RIB:  50
INSA ROUEN
Campus  du Madrillet
685, avenue  de I'Universite   ...SP08   .. 76801 Sf.,INT.ETIENNE ..DU ..ROUVR,W CEDEX .. France
Tel.+ 33 (0)2 32 95 97 00 Fax + 33 (0)2 32 985 98 60
www.insa-rouen.fr

INSI

INSTITUT NATIONAL DES SCIENCES APPLIQUEES
ROUEN

Cette somme sera versee par PROTOKINETIX  a L'INSA apres signature de la cession de demande de brevets et brevets et ce a compter du 01/01/2015.
This sum  is  to  be paid  by  PROTOKINETIX,  INC.  to  INSA  after  signing  the sale  of patent applications  and patents and effective as of 01/01/2015.

/s/ M. Ross Senior	/s/ M Jean-Louis Billoet
M. ROSS SENIOR	M. JEAN-LOUIS BILOET
November 20, 2014 CEO, PROTOKINETIX, INC. Titre/Title	Director INSA de Rouen Titre/Title

ASSIGNMENT OF PATENTS AND PATENT APPLICATION
CESSION  DE DEMANDE DE BREVETS ET BREVETS

WHEREAS, INSTITUTNATIONAL DES  SCIENCESAPPLIQUEESDE  ROUEN (INSA)    of  INSA  DE  ROUEN, 685  avenue  de l'Universite,  BP08,  7680 I SAINT  ETIENNE  DU ROUVRA Y, CEDEX,  France;  hereinafter  referred to as the "ASSIGNOR,"is the exclusive  owner of the  patents and  patent application(s) listed   in Schedule I  attached hereto   and  any  inventions disclosed  therein,  all relating  generally  to GEM DIFLUORINA  TEDC-GLYCOPEPTIDES, THEIRPREPARATIONAND   THEIRUSE FORTHEPRESERVATIONOF BIOLOGICALMATERIALSAND/ORIN CRYOSURGERY:

AND WHEREAS, PROTOKINETIX, Inc.  of 2225  FolkestoneWay,  West  Vancouver, BC,Canada, hereinafter referred to as   the "ASSIGNEE,"isdesirousofacquiring ASSIGNOR'sinterest  in the said invention(s)  and application(s)  and in any Letters Patent which may be granted on the same;

NOW,  THEREFORE,TO ALL  WHOM IT MAY CONCERN:   Be it known that, for good and  valuable   consideration, receipt  of  which  is hereby  acknowledgedby Assignor,  Assignor  has sold,   assignedand   transferred, and   by  these presents does sell, assign and transfer unto the said Assignee,  and Assignee's successors  and assigns, all the Assignor's   right, title and interest in and  to the said invention(s)  and application(s),   and in and to  any  Letters   Patent   which   may  hereafter   be granted  on the same  and in and to any divisions, continuations, continuations-in-part, renewals,   re- examinations   and extensions   of said applications, the  right  to  claim  priority   to  the  application(s) under  any and  all  international treaties,  and the right to take any legal action concerning  the rights granted by any such patents  or  patent applications including the right to sue for any past or previous infringements,the  said  interest    to  be  held  and enjoyed by said Assignee  as fully and exclusively as it would  have   been  held  and enjoyed  by said Assignor had this Assignment  and transfer not been made, to the full end and term of any Letters Patent which may be granted thereon.

CONSIDERANTQUE,INSTITUT NATIONALDES   SCIENCESAPPLIQUEES DE ROUEN   (INS A) de INSA DE ROUEN,  685 avenue de I'Universite, BP08, 76801 SAINT ETIENNE  DU ROUVRA Y, CEDEX,  France;  ci- apres denomme  "Ie CEDANT",   est Ie proprietaire exclusif des brevets et demande  de brevet (s) Iistees dans I'annexe I ci-jointe et toutes les inventions qui y sont decrites,  tous portant  generalementsur C- GLYCOPEPTIDESGEM-DIFLUORES,LEUR PREPARATIONETLEURUTILISATION POUR  LA CONSERVATIONDE MATIERES BIOLOGIQUESET/OULA CRYOCHIRURGIE:

ETCONSIDERANTQUE, PROTOKINETIX,  INC.   de   2225   Folkestone Way, West Vancouver, BC, Canada, ci-apres denomme "Ie CESSIONNAIRE", est desireux d'acquerir I'interet du cedant dans cette/ces invention(s)   et demande(s)   de  brevet(s)   et dans toutes  les lettres patentes sont ou seront  accordees  a partir  de cette/ces demande(s);

PARCONSEQUENT, AQUIDE DROIT: en consideration de toute consideration de valeur, dont la reception est par la presente reconnue par Ie Cedant, par Ia presente confirme que Ie Cedant a vendu, assigne et transfere et par la presente     vends   /  assigne   et  transrere    au  dit Cessionnaireet  ses  successeurs,la  totalite   des droits exclusifs  a ladite  invention  aux Etats-Unis d'Amerique,  Canada  et dans tout autre pays et la totalite des droits, titre et interet  dans tout brevet d'inventions  relie pouvant etre  accorde, et la totalite des  droits,  titre  et  interet  dans  ladite  /  lesdites demande(s)  de brevet, demande(s)  divisionnaire(s), demande(s)encontinuation,demande(s)en continuation   partie lIe et prolongementde ladite / desdites demande(s)  de brevet, ainsi que Ie droit de revendiquer  Ie benefice  du droit de priorite obtenu par la Convention  internationale  pour la protection de  la proprieteintellectuellebasee  sur  ladite  / lesdites  demande(s)   de brevet,  ainsi que  Ie droit d'intenter une  action en justice  contre toute atteinte portee   aux  droits   attachesau  brevet  ou  a  la demande de brevet, y compris les actes de contrefa~on anterieurs a la presente cession, led it interet   a  etre   detenu    et   apprecie    par   Iedit Cessionnaireaussi  pleinementet  exclusivement qu'it aurait ete detenu et  apprecie  par ledit Cl~dant si cette cession  et Ie transfert  n'avait  pas eu lieu, jusqu'a  la fin de la duree de vie des Iettres patentes

.

Assignor   further  agrees  that  he/she  will promptly on request by Assignee,  without charge to Assignor,   and  at  Assignee's expense,   cooperate with  Assignee in  the  prosecution, defence   and enforcement of  said  applications and/or   Letters Patent, and will use best efforts to execute,  verify, acknowledge   and deliver  all such  further  papers, including applications  for Letters Patent and for the reissue thereof, and additional instruments of assignment  and transfer  thereof,  and will use best efforts  to  perform   such  other  acts  as  Assignee lawfully   may  request, to  obtain,   maintainand enforce  Letters  Patent  for  said  invention(s)   and improvements,  and to vest title thereto in Assignee, or Assignee's  successors  and assigns.

The parties hereby agree that this Assignment and  the  relationship of  the  parties hereto  will  be governedby the  laws  of British Columbia and the laws of Canada applicable therein, and  that this Assignment  will be subject to the exclusive jurisdiction of the courts of Vancouver, British Columbia qui peuvent etre accordees.

Le Cedant conviens qu'i1 devra rapidement,  sur requete du Cessionnaire,  sans frais au Cedant,  et aux frais du Cessionnaire,   cooperer avec Ie Cessionnaire  dans la poursuite,  la defense et I'application  de ladite demande  de brevet(s)  etlou des   lettres   patentes,fera   de  son  mieux   pour executer, verifier, reconnaitreet  remettretous autres  documents, y  comprisles  demandesde brevets et leur redelivrance,  et  les instruments  de la cession et Ie transfert  supplementairesde celIe(s)- ci(s), et fera de son mieux pour effectuer tout autres actes   sur  requetelegale   du    Cessionnaireafin d'obtenir, maintenir   et faire  respecter   les lettres patentes de ladite/desdites   invention(s)  et des leurs ameliorations,  et pour y assigner Ie titre au nom du Cessionnaire, sessuccesseurs, ayant-droits,  representants  legaux et beneficiaires  designes.

Les parties  conviennentque  la presente cession et la relation entre les parties aux presentes seront regis par les lois de la Colombie-Britannique et les lois du Canada qui y sont applicables,  et que cetteCessionserasoumisa  la  competence exclusive  des tribunaux  de Vancouver,  Colombie- Britannique.

IN  TESTIMONY WHEREOF, the Assignor and Assignee have executed this Assignemnt on the dates indicated and with effect as of / EN FOI DE QUOI, Ie Cedant et le Cessionnair ont signe la presente cession aux dates indiquees et avec effet a compter de: 05/04/2015

WITNESS/TEMOIN /s/ DHUIVONNROUX DHUIVONROUX (Name/Nom) St Etienne, Du Rouuray (76800) (Address/Adresse)	ASSIGNOR/CEDANT, Institut National des Sciences Appliquees de Rouen: By/Par: /s/ Jean-Louis Billoet Name/Nom: Jean-Louis Billoet Date/Date du: 05/01/2015
WITNESS/TEMOIN /s/ E. Taylor (Signature) E. Taylor (Name/Nom) 3364 Ave, Vancouver (Address/Adresse)	ASSIGNEE/CESSIONAIRE. ProtoKinetix, Inc.: By/Par: /s/ Ross Senior Ross Senior, C.E.O. Date/Date du: Dec. 2, 2014

AFFIDAVIT   OF EXECUTION

I, JEAN LOUIS BILLOET, whose full post office address is 685 Avenue de l'Universite BP08 76801 Saint Etienne du Rouvray France, MAKE OATH AND SAY:

That I am JEAN LOUIS BILLOET, an authorized signatory of Institut National Des Sciences Appliquees de Rouen (INSA)., one of the parties named in the accompanying assignment of patents and patent Applications relating to the assignment of inventions and patents and patent applications to ProtoKinetix, Inc., and the signature thereon is my own and was applied by my free act and deed on behalf of and with the knowledge, approval and authority ofInstitut   National  Des Sciences Appliquees  de Rouen, knowledge, approval and authority ofInstitut   National  Des Sciences Appliquees  de Rouen,

SWORN BEFORE ME in the City of Saint Etienne du Rouvray, in France, this 08 day of Decembre, 2014.	/s/ Jean-Louis Billoet Authorized Signatory of: Institut National Des Sciences Appliquees de Rouen
//SIGNED// //SEAL//

JEAN LOUIS BILLOE, dont l'adresse complete est 685 Avenue de l'Universite BP08 76801 Saint Enennevray France, DECLARE SOUS SERMENT:

Que je  suis JEAN LOUIS BILLOET, signataire autorise de Institut  National  Des Sciences Appiquees de Rouen  (INSA).,  l'une des parties nommees dans la cession de brevets et de demandes  de brevets ci-jointe en relation a la cession d'inventions  et de brevets et de demandes de brevets cede a Institut Nati  nal Des Sciences Appliquees  de Rouen (INSA)., et que la signature qui y est mienne et a ete applique en mon acte libre et volontaire  au nom de et en toute connaissance,  approbation  et autorite de l'Institut National Des Sciences Appliquees  de Rouen (INSA).

DECLARE SOUS SERMENT DEY ANT MOl dans la ville de Saint Etienne du Rouvray, France, ce 8 jour de Decembre, 2014 /s/ M. DHUIVONROUX Notaire de et pur la Province/Etat de: Notaire a St ETENNE DU ROUVARY	/s/ Jean-Louis Billoet Authorized Signatory of: Institut National Des Sciences Appliquees de Rouen
//SIGNED// //SEAL//

AFFIDAVIT OF EXECUTION

I, ROSS SENIOR, whose full post office address is 2225 Folkestone Way, West Vancouver, BC, Canada, MAKE OATH AND SAY:

That I am ROSS SENIOR,  C.E.O. and an authorized  signatory of ProtoKinetix,  Inc., one of the parties named in the accompanying assignment of patents and patent applications relating to the assignment   of inventions  and patents and  patent applications  to ProtoKinetix,  Inc., and  the signature thereon is my own and was applied  by my free act and deed on behalf of and with the knowledge,  approval  and authority of ProtoKinetix,Inc.

SWORN BEFORE ME in the city of Vancouver, in the Province of BC, this 2 day of December , 2014 /s/ Euan Taylor A Notary in and for Province/State of BC	/s/ Ross Senior ROSS SENIOR
Euan Taylor Beniot Cote Law Corporation 3364 W 1st AVe., Vancouver BC V6R 1G4 M: 778-996-6764; D: 604-738-6764

Je, ROSS SENIOR, dont I'adresse complete est 2225 Folkestone Way, West Vancouver, BC, Canada, DECLARE  SOUS SERMENT:

Que je suis ROSS  SENIOR, C.E.O, signataire autorise de ProtoKinetix, Inc., I'une des parties nommees dans la cession de brevets et de demandes de brevets ci-jointe en relation a la cession d'inventions  et de brevets et de demandes  de brevets cede  a ProtoKinetix,    Inc., et que la signature qui yest mienne et a ete applique  en mon acte Iibre et volontaire au nom de et en toute connaissance,  approbation  et autorite de ProtoKinetix,Inc.

ProtoKinetix,Inc.

DECLARE SOUS SERMENT DEVANT MOI dans la ville de Vancouver, dans Tuesday, ce _____ jour de _______________, 2014. _________________________ Notarie de et pur la Province/Etat de:	___________________ ROSS SENIOR

SCHEDULE / ANNEXE 1
TO THE ASSIGNMENT OF PATENTS AND PATENTAPPLICATIONS BETWEEN	A LA CESSION DE BREVETs et DEMANDE DE BREVETS ENTRE

INSTITUT NATIONAL DES SCIENCES APPLIQUEES  DE ROUEN (INSA)
&
PROTOKINETIX,   INC.

Country	Serial Number	Filing Date	Status
France	2,878,851	December 2, 2004	Abandonne/Abandoned
Internatinoal (PCT)	PCT/IB2005/003940	December 2, 2005	Expire/Expired
Canada	2,588,801	December 2, 2005	Allouee/Allowed
Europe (including any national filings and validations thereof)	EP 1,817,329	December 2, 2005	Allouee/Allowed
France (validation of European patent)	EP 1,817,329	December 2, 2005	Validation EP
Germany (validation of European patent)	EP 1,817,329	December 2, 2005	Validation EP
Great Britain (validation of European patent)	EP 1,817,329	December 2, 2005	Validation EP
Australia	2005310961	December 2, 2005	Abandonne/Abandoned
Brazil	PI0518708-7	December 2, 2005	Abandonne/Abandoned
China	2005-80044994.6	December 2, 2005	Abandonne/Abandoned
India	4089/DELNP/2007	December 2, 2005	Abandonne/Abandoned
Japan	2007-543945	December 2, 2005	Abandonne/Abandoned
Russia	2007124554	December 2, 2004	Abandonne/Abandoned
United States	8,394,362	December 2, 2005	Delivree/Issued

This is Schedule 1 referred to in the attached assignment  of patents and patent applications  / Ceci est l'Annexe l auquel la cessiou des brevets et demaudes de brevets ci-joiute fait refereuce
/s/ Ross Senior
(Ross Senior)(Wis)

/s/ E. Taylor
(Witness)

This is Schedule 1 referred to in the attached Assignment of Patents and Patent Applications  / Ceci est l'Annexe 1 auquella  cession des brevets et demandes de brevets ci-jointe fait reference

/s/ Jean-Louis Billoet
(Signatory for / Signataire pur INSA)

/s/ M DHUIVONROUX
Notary

INSA INSTITUT NATIONAL DES SCIENCES APPLIQUÉES ROUEN

Saint Etienne du Rouvray, le 28 Octobre 2014

Objet : Cession de brevets

Monsieur,

L'INSTITUT NATIONAL DES SCIENCES APPLIQUEES DE ROUEN (INSA) de 685 avenue de l'Université, BP08, 76801, Saint-Etienne-du-Rouvray, Cedex, France, cède et transfère à **PROTOKINETIX, INC** domiciliée à 2225 Folkestone Way, V7S 2Y6 West Vancouver, CB, CANADA, qui l'accepte, la propriété pleine et entière des brevets inscrits dans le contrat intitulé « ASSIGNMENT OF PATE NTS AND PATENT APPLICATION /CESSION DE DEMANDE DE BREVETS ET BREVETS » signé en date du / /2014.

Ce présent courrier de cession est fait sans réserve d'aucune sorte.

Cette présente cession de brevet est consentie moyennant le paiement par **PROTOKINETIX, INC** à **L'INSA DE ROUEN** d'une somme de 25 000 € (vingt-cinq mille euros).

The present patent assignment is granted upon payment by ***PROTOKINETIX, INC*** *to* ***INSA*** *of a sum of € 25,000 (twenty-five thousand euros).*

La somme indiquée ci-dessus sera versée par virement ou par chèque à l'INSA à l'ordre de :
The amount indicated above will be paid by bank transfer or by check payable to INSA:

Monsieur l'Agent Comptable de l'INSA de Rouen
BP 08 – 685 Avenue de l'Université
76801 SAINT ETIENNE DU ROUVRAY Cedex
Domiciliation : **Trésor Public de Rouen**
Code Banque : 10071 ; Code Guichet : 76000 ; N° de compte : 00001000151 ; Clé RIB : 50

INSA ROUEN
Campus du Madrillet
685, avenue de l'Université - BP08 - 76801 SAINT-ÉTIENNE-DU-ROUVRAY CEDEX - France
Tél.+ 33 (0)2 32 95 97 00 - Fax + 33 (0)2 32 95 98 60
www.insa-rouen.fr

membre de Normandie Université

INSA | INSTITUT NATIONAL DES SCIENCES APPLIQUÉES ROUEN

Cette somme sera versée par **PROTOKINETIX** à **L'INSA** après signature de la cession de demande de brevets et brevets et ce à compter du 01/01/2015.

M. ROSS SENIOR November 20, 2014	M. JEAN-LOUIS BILLOET
CEO, PROTOKINETIX, INC. Titre/Title	Titre/Title Directeur INSA de ROUEN

INSTITUT NATIONAL DES SCIENCES APPLIQUÉES DE ROUEN | ENSEIGNEMENT SUPÉRIEUR ET RECHERCHE

WHEREAS, **INSTITUT NATIONAL DES SCIENCES APPLIQUÉES DE ROUEN (INSA)** of INSA DE ROUEN, 685 avenue de l'Université, BP08, 76801 SAINT ETIENNE DU ROUVRAY, CEDEX, France; hereinafter referred to as the "ASSIGNOR," is the exclusive owner of the patents and patent application(s) listed in Schedule 1 attached hereto and any inventions disclosed therein, all relating generally to **GEM DIFLUORINATED C-GLYCOPEPTIDES, THEIR PREPARATION AND THEIR USE FOR THE PRESERVATION OF BIOLOGICAL MATERIALS AND/OR IN CRYOSURGERY**:

AND WHEREAS, **PROTOKINETIX, Inc.** of 2225 Folkestone Way, West Vancouver, BC, Canada, hereinafter referred to as the "ASSIGNEE," is desirous of acquiring ASSIGNOR's interest in the said invention(s) and application(s) and in any Letters Patent which may be granted on the same;

CONSIDÉRANT QUE, **INSTITUT NATIONAL DES SCIENCES APPLIQUEES DE ROUEN (INSA)** de INSA DE ROUEN, 685 avenue de l'Université, BP08, 76801 SAINT ETIENNE DU ROUVRAY, CEDEX, France; ci-après dénommé "le CEDANT", est le propriétaire exclusif des brevets et demande de brevet (s) listées dans l'annexe 1 ci-jointe et toutes les inventions qui y sont décrites, tous portant généralement sur **C-GLYCOPEPTIDES GEM-DIFLUORES, LEUR PREPARATION ET LEUR UTILISATION POUR LA CONSERVATION DE MATIERES BIOLOGIQUES ET/OU LA CRYOCHIRURGIE**:

ET CONSIDÉRANT QUE, **PROTOKINETIX, INC.** de 2225 Folkestone Way, West Vancouver, BC, Canada, ci-après dénommé "le CESSIONNAIRE", est désireux d'acquérir l'intérêt du cédant dans cette/ces invention(s) et demande(s) de brevet(s) et dans toutes les lettres patentes sont ou seront accordées à partir de cette/ces demande(s);

PAR CONSÉQUENT, A QUI DE DROIT : en considération de toute considération de valeur, dont la réception est par la présente reconnue par le Cédant, par la présente confirme que le Cédant a vendu, assigné et transféré et par la présente vends / assigne et transfère au dit Cessionnaire et ses successeurs, la totalité des droits exclusifs à ladite invention aux États-Unis d'Amérique, Canada et dans tout autre pays et la totalité des droits, titre et intérêt dans tout brevet d'inventions relié pouvant être accordé, et la totalité des droits, titre et intérêt dans ladite / lesdites demande(s) de brevet, demande(s) divisionnaire(s), demande(s) en continuation, demande(s) en continuation partielle et prolongement de ladite / desdites demande(s) de brevet, ainsi que le droit de revendiquer le bénéfice du droit de priorité obtenu par la Convention internationale pour la protection de la propriété intellectuelle basée sur ladite / lesdites demande(s) de brevet, ainsi que le droit d'intenter une action en justice contre toute atteinte portée aux droits attachés au brevet ou à la demande de brevet, y compris les actes de contrefaçon antérieurs à la présente cession, ledit intérêt à être détenu et apprécié par ledit Cessionnaire aussi pleinement et exclusivement qu'il aurait été détenu et apprécié par ledit Cédant si cette cession et le transfert n'avait pas eu lieu, jusqu'à la fin de la durée de vie des lettres patentes qui peuvent être accordées.

Le Cédant conviens qu'il devra rapidement, sur requête du Cessionnaire, sans frais au Cédant, et aux frais du Cessionnaire, coopérer avec le Cessionnaire dans la poursuite, la défense et l'application de ladite demande de brevet(s) et/ou des lettres patentes, fera de son mieux pour exécuter, vérifier, reconnaître et remettre tous autres documents, y compris les demandes de brevets et leur redélivrance, et les instruments de la cession et le transfert supplémentaires de celle(s)-ci(s), et fera de son mieux pour effectuer tout autres actes sur requête légale du Cessionnaire afin d'obtenir, maintenir et faire respecter les lettres patentes de ladite/desdites invention(s) et des leurs améliorations, et pour y assigner le titre au nom du Cessionnaire, ses successeurs, ayant-droits, représentants légaux et bénéficiaires désignés.

Les parties conviennent que la présente cession et la relation entre les parties aux présentes seront régis par les lois de la Colombie-Britannique et les lois du Canada qui y sont applicables, et que cette Cession sera soumis à la compétence exclusive des tribunaux de Vancouver, Colombie-Britannique.

IN TESTIMONY WHEREOF, the Assignor and Assignee have executed this Assignment on the dates indicated and with effect as of / EN FOI DE QUOI, le Cédant et le Cessionnaire ont signé la présente cession aux dates indiquées et avec effet à compter du : 05/01/ 2015

WITNESS/TEMOIN

(Signature)

DHUVONROUX
(Name/Nom)

ST ETIENNE DU ROUVRAY (76800)
(Address/ Adresse)

ASSIGNOR/CEDANT, Institut National Des Sciences Appliquées de Rouen:

By/Par:

Name/Nom:
Jean-Louis BILLOET

Dated/Daté du:
05/01/15

WITNESS/TEMOIN

(Signature)

E. TAYLOR
(Name/Nom)

3364 WIST AVE
(Address/Adresse) VANCOUVER

ASSIGNEE/CESSIONAIRE, ProtoKinetix, Inc.:

By/Par:
Ross Senior, C.E.O.

Dated/Daté du:
DEC 2, 2014

AFFIDAVIT OF EXECUTION

I, JEAN LOUIS BILLOËT, whose full post office address is 685 Avenue de l'Université BP08 76801 Saint Etienne du Rouvray France, MAKE OATH AND SAY:

Je soussigné Me DHUIVONROUX)

A Notary in and for the Province/State of)

Je soussigné ..., notaire à SAINT-ETIENNE-DU-ROUVRAY (Seine-Maritime) certifie la signature apposée ci-dessus du Mr BILLOET A St Etienne du Rouvray le 5 janvier 2015

Authorized Signatory of :**Institut National Des Sciences Appliquées de Rouen.**

Je, JEAN LOUIS BILLOËT, dont l'adresse complète est 685 Avenue de l'Université BP08 76801 Saint Etienne du Rouvray France, DÉCLARE SOUS SERMENT:

Que je suis JEAN LOUIS BILLOËT, signataire autorisé de **Institut National Des Sciences Appliquées de Rouen (INSA).**, l'une des parties nommées dans la cession de brevets et de demandes de brevets ci-jointe en relation à la cession d'inventions et de brevets et de demandes de brevets cédé à **Institut National Des Sciences Appliquées de Rouen (INSA).**, et que la signature qui y est mienne et a été appliqué en mon acte libre et volontaire au nom de et en toute connaissance, approbation et autorité de l'**Institut National Des Sciences Appliquées de Rouen (INSA).**

Me DHUIVONROUX)

Notaire de et pour la Province/État de:)

Notaire à ST-ETIENNE DU ROUVRAY)

Signataire Autorisé de: **Institut National Des Sciences Appliquées de Rouen (NSA).**

AFFIDAVIT OF EXECUTION

)

[signature]) ROSS SENIOR

A Notary in and for the Province/State of BC

Euan Taylor

Je, ROSS SENIOR, dont l'adresse complète est 2225 Folkestone Way, West Vancouver, BC, Canada, DÉCLARE SOUS SERMENT:

Que je suis ROSS SENIOR, C.E.O, signataire autorisé de **ProtoKinetix, Inc.**, l'une des parties nommées dans la cession de brevets et de demandes de brevets ci-jointe en relation à la cession d'inventions et de brevets et de demandes de brevets cédé à **ProtoKinetix, Inc.**, et que la signature qui y est mienne et a été appliqué en mon acte libre et volontaire au nom de et en toute connaissance, approbation et autorité de **ProtoKinetix, Inc.**

)

) ROSS SENIOR

Notaire de et pour la Province/État de:)

)

)

SCHEDULE / ANNEXE 1

TO THE ASSIGNMENT OF PATENTS AND PATENT APPLICATIONS BETWEEN

INSTITUT NATIONAL DES SCIENCES APPLIQUÉES DE ROUEN (INSA)
&
PROTOKINETIX, INC.

Country	Serial Number	Filing Date	Status
France	2,878,851	December 2, 2004	Abandonnée/Abandoned
International (PCT)	PCT/IB2005/003940	December 2, 2005	Expiré/Expired
Canada	2,588,801	December 2, 2005	Allouée/Allowed
Europe (including any national filings and validations thereof)	EP 1,817,329	December 2, 2005	Allouée/Allowed
France (validation of European patent)	EP 1,817,329	December 2, 2005	Validation EP
Germany (validation of European patent)	EP 1,817,329	December 2, 2005	Validation EP
Great Britain (validation of European patent)	EP 1,817,329	December 2, 2005	Validation EP
Australia	2005310961	December 2, 2005	Abandonnée/Abandoned
Brazil	PI0518708-7	December 2, 2005	Abandonnée/Abandoned
China	200580044994.6	December 2, 2005	Abandonnée/Abandoned
India	4089/DELNP/2007	December 2, 2005	Abandonnée/Abandoned
Japan	2007-543945	December 2, 2005	Abandonnée/Abandoned
Russia	2007124554	December 2, 2005	Abandonnée/Abandoned
United States	8,394,362	December 2, 2005	Délivrée/Issued

(Ross Senior)

(Witness)

(Signatory for / Signataire pour INSA)

Je soussigné Me DHUIVONROUX, notaire
A SAINT-ETIENNE du ROUVRAY (Seine-Maritime)
certifie la signature apposée ci-dessus de Mr BILLOET
A St Etienne du Rouvray
le 5 janvier 2015